Exhibit 10.2

Execution Version

JOINDER AGREEMENT
Wynn Las Vegas, LLC
3131 Las Vegas Blvd. South
Las Vegas, NV 89109
Wynn Sunrise, LLC
3131 Las Vegas Blvd. South
Las Vegas, NV 89109
August 9, 2017

Deutsche Bank AG New York Branch,
as Collateral Agent
60 Wall Street
New York, NY 10005
Attention: MaryKay Coyle

Ladies and Gentlemen:
Reference is made to the Security Agreement, dated as of November 20, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by WYNN AMERICA, LLC, a Nevada limited liability company (“Borrower”), and each of the GUARANTORS from time to time party thereto in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).
This joinder agreement (“Joinder Agreement”) supplements the Security Agreement and is delivered by the undersigned, Wynn Las Vegas, LLC, a Nevada limited liability company, and Wynn Sunrise, LLC, a Nevada limited liability company (collectively, the “New Pledgors”), pursuant to Section 3.5 of the Security Agreement. Subject to the provisions of Schedule 1, the New Pledgors hereby agree to be bound as Guarantors and as Pledgors by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that they would have been bound if they had been signatories to the Security Agreement on the execution date of the Security Agreement and without limiting the generality of the foregoing, hereby grant and pledge to Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, and in favor of the

Secured Parties a Lien on and security interest in, all of their right, title and interest in, to and under the Pledged Collateral and expressly assume all obligations and liabilities of a Guarantor and Pledgor thereunder, except to the extent not permitted pursuant to any applicable Gaming Law. Notwithstanding anything to the contrary in this Joinder Agreement or any other Credit Document, the security interest created by this Joinder Agreement and the Security Agreement shall not attach to, and the term “Pledged Collateral” shall not include, any Excluded Property (other than Proceeds and the right to Proceeds of Excluded Property to the extent such Proceeds or right to Proceeds independently constitutes Excluded Property); provided, however, that if any portion of any property ceases to constitute “Excluded Property” then, immediately upon such cessation, the term “Pledged Collateral” shall also include such portion of property and such security interest and lien in favor of Collateral Agent created by this Agreement shall attach to such portion of property.
The New Pledgors hereby make each of the representations and warranties and agree to each of the covenants applicable to the Pledgors contained in the Security Agreement as of the date hereof.
Attached hereto is an updated Perfection Certificate. The information contained in such Perfection Certificate shall be deemed to be part of the Security Agreement.
The New Pledgors hereby irrevocably authorize Collateral Agent at any time and from time to time in accordance with the Security Agreement to file in any filing office and/or recording or registration office in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, (i) whether such New Pledgor is an organization, the type of organization and any organizational identification number issued to such New Pledgor, (ii) any financing or continuation statements or other documents without the signature of such New Pledgor where permitted by law and (iii) in the case of a financing statement filed as a fixture filing a sufficient description of the real property to which such Pledged Collateral relates. Such financing statements may describe the Pledged Collateral in the same manner as described in the Security Agreement or may contain an indication or description of collateral that describes such property in any other manner as Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Pledged Collateral granted to Collateral Agent herein, including, without limitation, describing such property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” or words of similar import. Each New Pledgor agrees to provide all information described in clauses (i) through (iii) above in this paragraph to Collateral Agent promptly upon request. Collateral Agent shall provide reasonable notice to Borrower of all such financing statement filings made by Collateral Agent on or about the Closing Date, and, upon Borrower's request, any subsequent filings or amendments, supplements or terminations of existing filings, made from time to time thereafter.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS JOINDER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
This Joinder Agreement shall in all cases be qualified by, and subject to, the terms and conditions on Schedule 1.
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IN WITNESS WHEREOF, each New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

WYNN LAS VEGAS, LLC,
a Nevada limited liability company
By:    Wynn Las Vegas Holdings, LLC,
        a Nevada limited liability company,
        its sole member

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
        a Nevada limited liability company,
        its sole member

By:     Wynn Resorts, Limited,
        a Nevada corporation,
        its sole member

By: /s/ Craig S. Billings
    Name: Craig S. Billings
    Title: Chief Financial Officer and Treasurer

WYNN SUNRISE, LLC,
a Nevada limited liability company
By:    Wynn Las Vegas, LLC,
            a Nevada limited liability company,
its sole member

By:    Wynn Las Vegas Holdings, LLC,
            a Nevada limited liability company,
            its sole member

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
            a Nevada limited liability company,
            its sole member

By:     Wynn Resorts, Limited,
            a Nevada corporation,
            its sole member

By: /s/ Craig S. Billings
    Name: Craig S. Billings
    Title: Chief Financial Officer and Treasurer

AGREED TO AND ACCEPTED:
DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent
By:    /s/ Mary Kay Coyle
    Name: Mary Kay Coyle
    Title: Managing Director
By:    /s/ Anca Trifan
    Name: Anca Trifan
    Title: Managing Director